Exhibit 1
JOINT FILING AGREEMENT
          This will confirm the agreement by and among the undersigned that the Schedule 13D filed on or about this date and any amendments thereto with respect to beneficial ownership by the undersigned of shares of the Common Stock and Class A Stock of John B. Sanfilippo & Son, Inc. is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
Dated: January 16, 2008

JASPER B. SANFILIPPO
By:	/s/ JASPER B. SANFILIPPO
Jasper B. Sanfilippo, both Individually, as Trustee of the Sanfilippo Family Education Trust and as Trustee of the James J. Sanfilippo Trust, dated September 26, 1991, the Jasper B. Sanfilippo, Jr. Trust, dated September 23, 1991, the Lisa Ann Sanfilippo Trust, dated October 4, 1991, the Jeffrey T. Sanfilippo Trust, dated October 7, 1991 and the John E. Sanfilippo Trust, dated October 2, 1991

MARIAN R. SANFILIPPO
By:	/s/ MARIAN R. SANFILIPPO
Marian R. Sanfilippo, both Individually, as Trustee of the Sanfilippo Family Education Trust and as Co-trustee of the Jeffrey T. Sanfilippo Irrevocable Trust, dated October 6, 2006, the Jasper B. Sanfilippo, Jr. Irrevocable Trust, dated October 6, 2006, the John E. Sanfilippo Irrevocable Trust, dated October 6, 2006, the James J. Sanfilippo Irrevocable Trust, dated October 6, 2006, and the Lisa A. Evon Irrevocable Trust, dated October 6, 2006

JEFFREY T. SANFILIPPO
By:	/s/ JEFFREY T. SANFILIPPO
Jeffrey T. Sanfilippo, both Individually and as Trustee of the Sanfilippo Family Education Trust, Co-trustee of the Jeffrey T. Sanfilippo Irrevocable Trust, dated October 6, 2006, Co-trustee of the Irrevocable Grantor-Retained Annuity Trust of Marian R. Sanfilippo, dated December 5, 2007 and Co-trustee of the Irrevocable Grantor-Retained Annuity Trust of Jasper B. Sanfilippo, Sr., dated December 5, 2007

JOHN E. SANFILIPPO
By:	/s/ JOHN E. SANFILIPPO
John E. Sanfilippo, both Individually and as Co-trustee of the John E. Sanfilippo Irrevocable Trust, dated October 6, 2006

JASPER B. SANFILIPPO, JR.
By:	/s/ JASPER B. SANFILIPPO, JR.
Jasper B. Sanfilippo, Jr. both Individually, as Co-trustee of the Jasper B. Sanfilippo, Jr. Irrevocable Trust, dated October 6, 2006, Co-trustee of the Irrevocable Grantor-Retained Annuity Trust of Marian R. Sanfilippo, dated December 5, 2007 and Co-trustee of the Irrevocable Grantor-Retained Annuity Trust of Jasper B. Sanfilippo, Sr., dated December 5, 2007

JAMES J. SANFILIPPO
By:	/s/ JAMES J. SANFILIPPO
James J. Sanfilippo, as Co-trustee of the James J. Sanfilippo Irrevocable Trust, dated October 6, 2006, Co-trustee of the Irrevocable Grantor-Retained Annuity Trust of Marian R. Sanfilippo, dated December 5, 2007 and Co-trustee of the Irrevocable Grantor-Retained Annuity Trust of Jasper B. Sanfilippo, Sr., dated December 5, 2007

LISA A. EVON
By:	/s/ LISA A. EVON
Lisa A. Evon, as Co-trustee of the Lisa A. Evon Irrevocable Trust, dated October 6, 2006

IRREVOCABLE GRANTOR-RETAINED ANNUITY TRUST OF MARIAN R. SANFILIPPO, DATED DECEMBER 5, 2007
By:	/s/ JASPER B. SANFILIPPO, JR.
Jasper B. Sanfilippo, Jr., Trustee

IRREVOCABLE GRANTOR-RETAINED ANNUITY TRUST OF JASPER B. SANFILIPPO, SR., DATED DECEMBER 5, 2007
By:	/s/ JASPER B. SANFILIPPO, JR.
Jasper B. Sanfilippo, Jr., Trustee

JAMES J. SANFILIPPO TRUST, DATED SEPTEMBER 26, 1991
By:	/s/ JASPER B. SANFILIPPO
Jasper B. Sanfilippo, Trustee

JASPER B. SANFILIPPO, JR. TRUST, DATED SEPTEMBER 23, 1991
By:	/s/ JASPER B. SANFILIPPO
Jasper B. Sanfilippo, Trustee

LISA ANN SANFILIPPO TRUST, DATED OCTOBER 4, 1991
By:	/s/ JASPER B. SANFILIPPO
Jasper B. Sanfilippo, Trustee

JEFFREY T. SANFILIPPO TRUST, DATED OCTOBER 4, 1991
By:	/s/ JASPER B. SANFILIPPO
Jasper B. Sanfilippo, Trustee

JOHN E. SANFILIPPO TRUST, DATED OCTOBER 2, 1991
By:	/s/ JASPER B. SANFILIPPO
Jasper B. Sanfilippo, Trustee

JEFFREY T. SANFILIPPO IRREVOCABLE TRUST, DATED OCTOBER 6, 2006
By:	/s/ MARIAN R. SANFILIPPO
Marian R. Sanfilippo, Trustee

JASPER B. SANFILIPPO, JR. IRREVOCABLE TRUST, DATED OCTOBER 6, 2006
By:	/s/ MARIAN R. SANFILIPPO
Marian R. Sanfilippo, Trustee

JOHN E. SANFILIPPO IRREVOCABLE TRUST, DATED OCTOBER 6, 2006
By:	/s/ MARIAN R. SANFILIPPO
Marian R. Sanfilippo, Trustee

JAMES J. SANFILIPPO IRREVOCABLE TRUST, DATED OCTOBER 6, 2006
By:	/s/ MARIAN R. SANFILIPPO
Marian R. Sanfilippo, Trustee

LISA A. EVON IRREVOCABLE TRUST, DATED OCTOBER 6, 2006
By:	/s/ MARIAN R. SANFILIPPO
Marian R. Sanfilippo, Trustee

SANFILIPPO FAMILY EDUCATION TRUST
By:	/s/ JEFFREY T. SANFILIPPO
Jeffrey T. Sanfilippo, Trustee